Exhibit 99.1

LGBTQ Loyalty Announces $10M Financing Commitment From NYC-based Investment Group

The funds will help empower the Company to advance its mission of creating equality-focused financial products and retire outstanding convertible notes

WEST HOLLYWOOD, Calif. — May 28, 2021 (GLOBE NEWSWIRE) — LGBTQ Loyalty Holdings, Inc. (OTC PINK: LFAP) (“LGBTQ Loyalty” or “the Company’’), a diversity- and inclusion-driven financial methodology and data company, announces that it has entered into a securities purchase agreement for the sale of up to $10 million of its common stock, intended to advance the mission and vision of the Company and its financial products.

The investment is backed by GHS Investments, LLC, a leading private investment and management group based in New York that has been providing financing solutions for high-potential smallcap enterprises for over six years.

The Company will have the right in its sole discretion, to sell up to $10 million of common stock (subject to certain limitations) to GHS Investments, which has no right to require the Company to sell any shares, following the effectiveness of a registration statement with the Securities and Exchange Commission registering the common stock issuable pursuant to the securities purchase agreement and other customary closing conditions. The purchase price is a fixed price per share equal to 70% of the lowest volume weighted average price (VWAP) during the twenty (20) trading day period immediately preceding, but not including, the date the registration statement is filed, subject to a trading price floor. The trading price floor shall mean a fixed price, equaling the lowest VWAP for the Company’s common stock during the twenty (20) trading days preceding the filing of the registration statement.

“We’re excited to invest in LGBTQ Loyalty Holding’s growth and success. We’re especially thrilled to have helped launch the LGBTQ+ ESG100 ETF. We anticipate continued progress by the Company, and are glad to be a small part of their overall growth,” said Matthew Schissler, Founder and Member of GHS Investments, LLC.

This investment will help the Company to ensure that it is able to focus on marketing and awareness initiatives for existing LGBTQ+ ESG100 ETF and LGBTQ100 ESG Index products, as well as additional Index and ETF equality-focused financial products. A portion of the proceeds will be used to retire outstanding convertible notes.

“We are thrilled that, upon effectiveness of our registration statement and subject to certain terms of the securities purchase agreement with GHS Investments, a significant portion of the capital we derive from our $10 million financing will be used to retire 100% of our convertible notes,” said Bobby Blair, CEO of LGBTQ Loyalty Holdings, Inc. “Working with GHS Investments provides us with a respected and long-term small-cap financing expert in the over-the-counter (OTC) market, with an established track record of financing successful companies.”

The Company expects that the capital will fuel the Company’s revenue, product availability and marketing presence over the next 12 months and more.

For more detailed information, please refer to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on May 28, 2021.

About LGBTQ Loyalty Holdings, Inc.

LGBTQ Loyalty is a diversity- and inclusion-driven financial methodology and data company that quantifies corporate equality alignment with the LGBTQ community and minority interest groups. The Company has benchmarked the first-ever U.S. Loyalty Preference Index, which it believes empowers the LGBTQ community to express their preferences for the nation’s high-performing corporations most dedicated to advancing equality. The Loyalty Preference Index, branded as LGBTQ100 ESG Index, is an environmental, social and governance (ESG) Index, offering an added perspective for those seeking to align with equality-driven, ESG-responsible corporations. LGBTQ Loyalty’s leadership includes seasoned authorities in the financial industry and the LGBTQ community. For more information, please visit www.lgbtqloyalty.com.

About GHS Investments

GHS Investments LLC is a leading private investment and management group providing financing solutions for high potential small cap enterprises. GHS invests in public companies primarily as an equity investor and has been instrumental in the startup and growth of numerous high potential small cap enterprises since 2015. Matthew Schissler, Founder and Member of GHS, is an American business executive who has served in leadership roles in a number of privately and publicly held companies. https://ghscap.com

Safe Harbor Statement

This press release may contain certain “forward-looking statements” relating to the business of LGBTQ Loyalty Holdings, Inc., and its subsidiary companies. All statements, other than statements of historical fact included herein are “forward-looking statements.” These forward-looking statements are often identified by the use of forward-looking terminology such as “believes,” “expects” or similar expressions, involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company’s periodic reports that are filed with the Securities and Exchange Commission and available on its website at http://www.sec.gov. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

Please consider the Fund’s investment objectives, risks, and charges and expenses carefully before you invest. This and other important information is contained in the Fund’s summary prospectus and prospectus, which can be obtained by visiting www.PALETFs.com or call 1-866-690-3837. Read carefully before you invest.

Investing involves Risk. Principal loss is possible. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the funds. Brokerage commissions will reduce returns. Additional Fund risks include: Technology Sector Risk, Healthcare Sector Risk, Finance Sector Risk, Concentration Risk, Cyber Security Risk, and Liquidity Risk. For additional information please see the prospectus.

This information should not be relied upon as research, investment advice, or a recommendation regarding any products, strategies, or any security in particular. This material is strictly for illustrative, educational, or informational purposes and is subject to change.

A strategy or emphasis on environmental, social and governance factors (“ESG”) may limit the investment opportunities available to a portfolio. Therefore, the portfolio may underperform or perform differently than other portfolios that do not have an ESG investment focus. A portfolio’s ESG investment focus may also result in the portfolio investing in securities or industry sectors that perform differently or maintain a different risk profile than the market generally or compared to underlying holdings that are not screened for ESG standards.

Please read the prospectus and its risk disclosure before investing.

Certain statements may constitute a forward-looking statement, including those identified by the expression “expect” and similar expressions (including grammatical variations thereof). The forward-looking statements are not historical facts but reflect the author’s current expectations regarding future results or events. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results or events to differ materially from current expectations. These and other factors should be considered carefully and readers should not place undue reliance on such forward looking statements. These forward-looking statements are made as of the date hereof and the authors do not undertake to update any forward-looking statement that is contained herein, whether as a result of new information, future events or otherwise, unless required by applicable law.

Distributed by Quasar Distributors LLC

MEDIA CONTACT:

Sam Marinelli

Gregory FCA for LGBTQ Loyalty Holdings, Inc.

LGBTQL@gregoryfca.com

610-246-9928